UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2013 (April 24, 2013)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2013, the Human Resources Committee (the “HRC”) of the Board of Directors (the “Board”) of Caesars Entertainment Corporation (the “Company”) approved a suspension of the Company's financial counseling plan (the “Plan”), effective immediately. Under the Plan, eligible management employees are reimbursed for expenses incurred in connection with the provision of professional advice or services that provide financial or tax assistance. Mr. Gary Loveman, the Company's Chairman of the Board, Chief Executive Officer and President, who receives a reimbursement under the Plan of up $50,000 per year per the terms of his employment agreement, has agreed to waive his benefit in connection with the suspension.

On April 24, 2013, the Board approved an increase in compensation for directors Lynn Swann and Chris Williams. Mr. Swann will receive an additional $25,000 for his service on the Company's Audit Committee, for a total of $115,000 in annual compensation for 2013. Mr. Williams, who is the Chairman of the Company's Audit Committee, will receive an additional $10,000 for his service as Chairman of the Company's Audit Committee, for a total of $110,000 in annual compensation for 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) The Company held its annual meeting of stockholders on April 24, 2013 (the “Annual Meeting”).

(b) At the Annual Meeting, the Company's stockholders:

1) Elected three Class I Directors nominated by the Board to serve until the 2016 Annual Meeting of Stockholders and until their successors are elected and qualified, with voting results as follows:

Proposal 1: Election of Directors		Votes For	Withheld	Broker Non-Votes
Jeffrey Benjamin		107,077,326	3,778,359	7,336,734
Jeffrey T. Housenbold		109,449,635	1,406,050	7,336,734
Lynn C. Swann		107,172,684	3,683,001	7,336,734

Jeffrey Benjamin, Jeffrey T. Housenbold and Lynn C. Swann will continue serving as directors until the 2016 annual meeting of stockholders.

(2) Approved, on an advisory basis, the Company's named executive officer compensation, with voting results as follows:
Proposal 2:		Votes For	Votes Against	Abstain	Broker Non-Votes
Advisory Vote to Approve Named Executive Compensation		106,673,132	4,136,950	45,603	7,336,734

(3) Approved, on an advisory basis, holding future advisory votes to approve named executive office compensation every three years with voting results as follows:
Proposal 3:	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation	15,387,726	99,988	94,766,462	601,809	7,336,734

Based on the Board of Directors' recommendation in the proxy statement and the voting results on Proposal 3, the Company has adopted a policy to hold the advisory vote on compensation paid to our named executive officers every three years.

(4) Approved the ratification of the appointment of Deloitte &Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31 2013, with voting results as follows:

Proposal 4:	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of the Appointment of Deloitte & Touche, LLC as the Company's Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2013.	118,120,848	55,670	15,901	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013	CAESARS ENTERTAINMENT CORPORATION

By: /s/ Michael D. Cohen
Michael D. Cohen
Senior Vice President, Deputy General Counsel
and Corporate Secretary